Exhibit 10.2

EXHIBIT A

THIS WARRANT IS ISSUED PURSUANT TO THAT CERTAIN SERIES A REEDEMABLE PREFERRED STOCK SUBSCRIPTION AGREEMENT DATED SEPTEMBER 10, 2004, BETWEEN THE INITIAL HOLDER OF THIS WARRANT (THE “REGISTERED HOLDER”) AND INTERNATIONAL BUSINESS ASSOCIATES LTD., AN EXEMPT LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE TURKS AND CAICOS ISLANDS, BWI.

Number of Shares: 24

(subject to adjustment)

Date of Issuance: September 10, 2004

INTERNATIONAL BUSINESS ASSOCIATES LTD.

ORDINARY SHARES PURCHASE WARRANT

(Void after September 15, 2007)

International Business Associates Ltd., an exempt limited liability company organized under the laws of the Turks and Caicos Islands, BWI (the “Company”), for value received, hereby certifies that International Business Associates Holding Co., Ltd. or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on September 15, 2007, Twenty-Four (24) ordinary shares, par value US$0.01 per share, of the Company (“Common Stock”), at a purchase price of US$1.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

1.	Exercise.

(a) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole only and not in part, and at any time, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company in the Turks and Caicos Islands, BWI, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. If the initial Registered Holder is not the person in whose name any share certificate may be issued to evidence Warrant Shares upon exercise of this Warrant, such person shall have executed and delivered to the Company, with such purchase form, a document whereby such person becomes a party to the Stockholders Agreement dated September     , 2004 (the “Stockholders Agreement”), to which the initial Registered Holder is a party.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole, and in any event within 10 business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct one or more certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof.

2. Investment Representations. The initial Registered Holder represents and warrants to the Company as follows:

(a) Investment. It is acquiring the Warrant, and (if and when it exercises this Warrant) it will acquire the Warrant Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(b) Accredited Investor. The Registered Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Act”).

(c) Experience. The Registered Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company.

In addition, by exercise of this Warrant, the person in whose name any share certificate may be issued to evidence Warrant Shares upon exercise of this Warrant represents and warrants to the Company as follows:

(d) Investment. It is acquiring the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and such person has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(e) Accredited Investor. Such person is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Act”).

(f) Experience. Such Person has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and such has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company.

3. Transfers, etc.

(a) Prior to the Transfer Permitted Date (as such term is used in the Stockholders Agreement), the Registered Holder shall not transfer this Warrant other than to an Affiliate, as such term is defined in the Stockholders Agreement. If the Stockholders Agreement shall then be in effect, the Warrant Shares shall not be sold or transferred other than in accordance with the Stockholders Agreement. If the Stockholders Agreement is not then in effect, the holder of the Warrant Shares shall not transfer any of the Warrant Shares unless (i) they first shall have been registered under the Act, or (ii) such transfer is by a Registered Holder which is an entity and is to an affiliate of such entity, including a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 3 or (iii) such transfer is a transfer made in accordance with Rule 144 under the Act.

(b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

(c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(d) Subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company in the Turks and Caicos Islands, BWI (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

4. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

5. Notices of Record Date, etc. If:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

6. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

7. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company in the Turks and Caicos Islands, BWI, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

8. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at the Company, c/o Caribbean Management Services, Ltd., P.O.Box 127, Richmond House, Leeward Highway, Providenciales, Turks and Caicos Islands, BWI, Attention: Clayton Greene, Esq., with a copy to 40 Mountain Top Road, Bernardsville, N.J. 07924, U.S.A., Attention: President, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Connell Foley LLP, 85 Livingston Avenue, Roseland, NJ 07086 Attention: John P. Lacey, Esq. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

9. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

10. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Registration Rights.

(a) Whenever the Company proposes to file a Registration Statement (as defined below) covering shares of Common Stock at any time and from time to time, it will, prior to such filing, give written notice to the Registered Holder of its intention to do so. Upon the written request of a Registered Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Common Stock), the Company shall use its best efforts to cause all Warrant Shares which the Company has been requested by such Registered Holder to register to be registered under the Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Registered Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 11(a) without obligation to any Registered Holder. As used in this Section 11, “Registration Statement” means a registration statement filed by the Company with the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Act (the “Commission”), for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

(b) If the registration for which the Company gives notice pursuant to Section 11(a) is a registered public offering involving an underwriting, the Company shall so advise the Registered Holders as a part of the written notice given pursuant to Section 11(a). In such event, (i) the right of any Registered Holder to include its Warrant Shares in such registration pursuant to this Section 11 shall be conditioned upon such Registered Holder’s participation in such underwriting on the terms set forth herein and (ii) all Registered Holders including Warrant Shares in such registration shall enter into an underwriting warrant upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Registered Holder who has requested inclusion of its Warrant Shares in such registration as provided above disapproves of the terms of the underwriting, such Registered Holder may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than Registered Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Registered Holders and other holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 11(a); provided that the number of Warrant Shares permitted to be included therein shall in any event be at least 48% of the securities included therein (based on aggregate market values). If any Registered Holder or other holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Registered Holders and other holders pro rata in the manner described in the preceding sentence. As used in this Section 11, “other holders” means holders of securities of the Company (other than a Registered Holder) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

(c) If and whenever the Company is required by the provisions of this Warrant to use its best efforts to effect the registration of any Warrant Shares under the Act, the Company shall:

(i) file with the Commission a Registration Statement with respect to such Warrant Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Warrant Shares are sold;

(iii) as expeditiously as possible furnish to each Registered Holder owning Warrant Shares included in a Registration Statement (a “Selling Stockholder”) such reasonable numbers of copies of the Prospectus (as defined below), including any preliminary Prospectus, in conformity with the requirements of the Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares owned by such Selling Stockholder. As used herein, “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus;

(iv) as expeditiously as possible use its best efforts to register or qualify the Warrant Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Warrant Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this Subsection 11(c)(iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(v) as expeditiously as possible, cause all such Warrant Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vi) promptly provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such registration statement;

(vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Warrant Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(d) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Warrant Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Warrant Shares.

(e) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Warrant Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 11(e) to suspend sales of Warrant Shares for a period in excess of 180 days consecutively or 180 days in any 365-day period.

(f) The Company will pay all Registration Expenses for all registrations under this Warrant. As used in this Section 11, “Registration Expenses” means all expenses incurred by the Company in complying with the provisions of this Section 11, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders’ own counsel.

(g) In the event of any registration of any of the Warrant Shares under the Act pursuant to this Warrant, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Warrant Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Act or the Exchange Act of 1934, as amended (the “Exchange Act”) against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Warrant Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

(h) In the event of any registration of any of the Warrant Shares under the Act pursuant to this Warrant, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Warrant Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Warrant Shares sold in connection with such registration.

(i) Each indemnified party shall give notice to the indemnifying party promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 11 except to the extent that the indemnifying party is adversely affected by such failure. The indemnified party may participate in such defense at such party’s expense; provided, however, that the indemnifying party shall pay such expense if the indemnified party reasonably concludes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in such proceeding; provided further that in no event shall the indemnifying party be required to pay the expenses of more than one law firm as counsel for the indemnified party. The indemnifying party also shall be responsible for the expenses of such defense if the indemnifying party does not elect to assume such defense. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

(j) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 11 is due in accordance with its terms but for any reason is held to be unavailable to an indemnified party in respect to any losses, claims, damages and liabilities referred to herein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this subsection (j) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection 11(j), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Warrant Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subsection 11(j), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this subsection 11(j). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(k) The rights and obligations of the Company and the Selling Stockholders under Section 12 shall survive the termination of this Warrant.

12. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

13. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the Turks and Caicos Islands, BWI (without reference to the conflicts of law provisions thereof).

14. Facsimile Signatures. This Warrant may be executed by facsimile signature.

[Signature Page to Warrant Follows]

THIS WARRANT IS EXECUTED as of the Date of Issuance indicated above.

INTERNATIONAL BUSINESS ASSOCIATES LTD.

By:
Its:

EXHIBIT I

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby elects to purchase all of the ordinary shares of International Business Associates Ltd. covered by such Warrant. The undersigned hereby affirms the representations and warranties set forth in Section 2 of the attached Warrant as of the date of this Form.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant.

Signature:
Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                       hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of ordinary shares of International Business Associates Ltd. covered thereby set forth below, unto the following affiliate of the Registered Holder:

Name of Assignee	Address	No. of Shares

Dated:	Signature: _______________________

Signature Guaranteed:

By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.